UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 27, 2004

ELECTRONICS FOR IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Velocity Way, Foster City, CA 94404
(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (650) 357-3500

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

The following exhibits are filed herewith:

Exhibit

99.1	Text of Press Release, dated January 27, 2004, titled “Electronics For Imaging Tops Fourth Quarter Estimates”

Item 12. Results of Operations and Financial Condition

The following information, including the Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 27, 2004, Electronics for Imaging, Inc. issued a press release regarding its financial results for its fiscal year 2003 ended December 31, 2003. The press release is filed as an exhibit to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics for Imaging, Inc.

Date: January 27, 2004	By:	/s/ Joseph Cutts Joseph Cutts Chief Financial Officer

EXHIBIT INDEX

99.1	Text of Press Release, dated January 27, 2004, titled “Electronics For Imaging Tops Fourth Quarter Estimates”